                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number  811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Emerging Markets Income Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A and B shares and during the 1-year, 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Emerging Markets Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.14%	17.76%	15.14%	14.77%	12.46%
Class B	4.73%	16.90%	14.25%	13.88%	11.57%
Class C	4.75%	16.83%	14.20%	13.86%	11.58%
J.P. Morgan Emerging Markets Bond Index Plus+	3.82%	15.54%	15.34%	12.42%	15.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/05	$ 10.61	$ 10.65	$ 10.63
10/31/04	$ 10.33	$ 10.36	$ 10.35
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .25	$ .21	$ .21
Latest Quarterly Income Dividend as of 4/30/05	$ .1235	$ .1044	$ .1059
SEC 30-day Yield as of 4/30/05++	5.95%	5.49%	5.22%
Current Annualized Distribution Rate as of 4/30/05++	4.66%	3.92%	3.98%

++ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 5.86% and 5.46% for Class A and B shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 4.57% and 3.88% for Class A and B shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	12	of	51	24
3-Year	19	of	46	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Emerging Markets Income Fund — Class A [] J.P. Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,246	$14,576	$19,018	$30,897
	Average annual total return	12.46%	13.38%	13.72%	11.94%
Class B	Growth of $10,000	$11,390	$14,712	$19,051	$29,893
	Average annual total return	13.90%	13.73%	13.76%	11.57%
Class C	Growth of $10,000	$11,683	$14,894	$19,137	$29,909
	Average annual total return	16.83%	14.20%	13.86%	11.58%
J.P. Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,554	$15,343	$17,957	$41,468
	Average annual total return	15.54%	15.34%	12.42%	15.28%

The growth of $10,000 is cumulative.

+ The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/05
Scudder Emerging Markets Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	5.17%	18.04%	15.37%	15.06%	12.76%
Class AARP	5.18%	18.03%	15.41%	15.04%	12.75%
J.P. Morgan Emerging Markets Bond Index Plus+	3.82%	15.54%	15.34%	12.42%	15.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/05	$ 10.63	$ 10.62
10/31/04	$ 10.34	$ 10.33
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .26	$ .26
Latest Quarterly Income Dividend as of 4/30/05	$ .1304	$ .1300
SEC 30-day Yield as of 4/30/05++	6.46%	6.46%
Current Annualized Distribution Rate as of 4/30/05++	4.91%	4.90%

++ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 6.20% and 6.37% for Class AARP and S, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 4.65% and 4.81% for Class AARP and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	9	of	51	18
3-Year	14	of	46	30
5-Year	16	of	41	39
10-Year	10	of	12	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Income Fund — Class S [] J.P. Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,804	$15,358	$20,166	$33,217
	Average annual total return	18.04%	15.37%	15.06%	12.76%
Class AARP	Growth of $10,000	$11,803	$15,372	$20,153	$33,195
	Average annual total return	18.03%	15.41%	15.04%	12.75%
J.P. Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,554	$15,343	$17,957	$41,468
	Average annual total return	15.54%	15.34%	12.42%	15.28%

The growth of $10,000 is cumulative.

+ The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Classes A, B, AARP and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,051.40	$ 1,047.30	$ 1,047.50	$ 1,051.80	$ 1,051.70
Expenses Paid per $1,000*	$ 7.88	$ 11.62	$ 11.63	$ 6.66	$ 6.66
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,017.11	$ 1,013.44	$ 1,013.44	$ 1,018.30	$ 1,018.30
Expenses Paid per $1,000*	$ 7.75	$ 11.43	$ 11.43	$ 6.56	$ 6.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Emerging Markets Income Fund	1.55%	2.29%	2.29%	1.31%	1.31%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Brett Diment, co-manager, discusses Scudder Emerging Markets Income Fund's strategy and the market environment during the six-month period ended April 30, 2005.

Q:  How did emerging markets debt perform during the semiannual period?

A:  Emerging markets bonds performed well during the period, continuing an uptrend that has been in place since the autumn of 2002. The reasons for this multiyear rally have been twofold. First, the underlying fundamentals of the asset class continue to improve. Continued strength in global growth and the sharp increase in the prices of oil and other commodities have been a distinct positive for the emerging markets economies. This, in turn, has helped bring more money into the coffers of the developing countries and facilitated both debt reduction and market-friendly reforms. Second, the market has been helped by investors' continued search for higher-yielding investments and relatively low aversion to risk. The continuation of these trends allowed the emerging debt market to post solid gains through the first four months of the period.

Despite the sound fundamental backdrop, the market weakened late in the period due to a litany of concerns that began to weigh on the market. These included the possibility of interest rates rising at a faster-than-expected pace in the United States, worries about rising inflation and investors' renewed focus on risk. These factors led to a sharp sell-off in March, causing the markets to finish the period beneath their highs even after a modest rebound in April.

Q:  How did the fund's performance stack up against its benchmark and peer group?

A:  The total return of the fund's Class A shares for the six months ended April 30, 2005 was 5.14%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.)

The fund's return compares favorably with the 3.82% gain of its benchmark, the JP Morgan Emerging Markets Bond Index Plus.1 The fund's Class A shares also finished in the top third of the funds in its Lipper peer group - Emerging Markets Debt Funds — for the period, and in the top half for the three-year period.2 Keeping in mind that past performance is no guarantee of future results, we believe the fund's success is a consequence of our intense focus on research, value and risk management.

1 The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 Lipper's Emerging Markets Debt Funds category includes those funds that seek either current income or total return by investing primarily in emerging market debt securities, where "emerging market" is defined by a country's Gross National Product (GNP) per capita or other economic measures. It is not possible to invest directly in a Lipper category.

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Q:  What is the overall thinking underlying the portfolio?

A:  Overall, the fundamentals of the market remain strong, and we are encouraged by the performance of emerging markets bonds over the past two years. Having said that, our policy discussions during the first calendar quarter led to the conclusion that emerging debt valuations had reached expensive levels given that market prices were factoring in a near-perfect investment environment.3 Our response was to reduce portfolio risk by trimming positions that had begun to look too richly valued, and this helped relative performance during the downturn. The portfolio is positioned more conservatively than it was six months ago as a result of these moves, even though the sell-off in March caused the asset class to move closer to our estimation of its "fair value." Our positioning at the close of the period was therefore in favor of what we see as lower-risk, more attractively valued credits over those that contain a higher level of risk.

Q:  How is the fund positioned in Latin America?

A:  The fund's position in Argentina's defaulted debt performed well due to the country's successful debt restructuring in March. We initiated this position over a year ago on the belief that the market held too negative a view on the ability of Argentina to provide bondholders with favorable terms in the restructuring.4 The completion of the restructuring is certainly a positive for bondholders who bought at distressed levels as we did. It is very likely that Argentina will not need to issue more debt for a considerable period, which would increase the scarcity value of its bonds. We remain comfortable holding a significant position in Argentina versus other credits that we believe are too richly priced.

4 Restructuring, in this context, refers to Argentina's efforts to renegotiate the terms of its bonds in order to defer payments. The country has been in negotiation with bondholders for some time in an effort to come to terms acceptable to both sides.

5 The "local" market refers to debt denominated in pesos rather than those the Mexican government issued in dollars.

The fund's position in the local Mexican bond market performed well as the country's fundamental story remains strong.5 However, Mexico's central bank continues to raise interest rates, and this weighed on investor sentiment late in the period. In addition, the opening of criminal investigations against presidential front-runner Andres Manuel Lopez Obrador also brought forward concerns of the financial market instability associated with Mexican presidential elections in the past. Although we remain very comfortable with the fundamental underpinnings of the fund's position in Mexico, we reduced the overweight somewhat late in the period in order to help manage the risk that negative short-term factors will affect market performance.6

6 Overweight means a position in a security greater than that security's weighting in the benchmark; an underweight refers to a position in a security that is smaller than that of the benchmark.

The Dominican Republic remains one of our preferred Caribbean positions. This is the result of the impressive turnaround the economy is enjoying in terms of Gross Domestic Product (GDP) growth, increasing reserves and the stability in its currency exchange rate. We also maintain an overweight in Venezuela, largely on the positive effect the strength in the oil price is having on its economy. Our underweight positions in Colombia, Panama and Peru remain in place, as we believe these markets offer poor relative value compared to other markets in the region. We have zero holdings in Ecuador due to our concerns about the country's political climate.

Q:  What has been your approach in Asia and the Europe/ Middle East/Africa regions?

A:  We continue to favor Russian debt. Oil prices remain extremely supportive of Russia's rapidly improving credit profile and, more importantly, the Russian authorities appear to have made significant headway towards early repayment of a portion of its debt. By contrast, we remain cautious on Ukraine, where we see limited value despite a recent drop in prices, as the new government consolidates its hold on power and attempts to redress the policy errors of the previous administration.

In Turkey, our highest-conviction position remains the local market (as opposed to its dollar-denominated debt). However, increasingly expensive valuation levels prompted us to pare back our long-held and profitable position in anticipation of better entry levels. Turkey's fundamental story remains relatively strong given the country's falling level of inflation, though the rapid expansion of its current account deficit may pose a risk in the coming quarters. We continue to favor Bulgaria and have used general market weakness to add selectively to this country.

The fund maintains its zero weightings in high-grade Europe/Middle East/Africa and Asia, as we see little upside (although admittedly limited downside) in these bonds. For the same reason, we also maintain no exposure to Chile. We also continue to believe that market yields do not compensate investors adequately for risk in Lebanon and Egypt.

The fund remains underweight in Asia, where we continue to believe values are not exceptionally compelling. We have maintained a neutral position in the Philippines, however, where fiscal reforms are generating stronger revenues. A relatively high issuance schedule is likely to stem significant gains from current levels without further general market euphoria, which we believe warrants a neutral position.7 We have also moved to a slight overweight in Indonesia, where a price decline created an opportunity to buy its bonds at what we believed was an attractive price.

7 Higher supply generally suppresses price levels barring a similar or greater increase in demand.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	4/30/05	10/31/04

Sovereign Bonds	92%	90%
Cash Equivalents	6%	—
Loan Participations	1%	2%
US Government Backed	1%	1%
Other Debt Obligations	—	7%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/05	10/31/04

Russia	24%	20%
Brazil	23%	24%
Mexico	9%	8%
Argentina	8%	4%
Venezuela	7%	6%
Philippines	7%	5%
Ukraine	5%	5%
Turkey	3%	13%
Bulgaria	1%	4%
United States	1%	1%
Other	12%	10%
	100%	100%
Currency Exposure	4/30/05	10/31/04

US Dollar	95%	81%
Euro	2%	12%
Malaysian Ringgit	2%	—
Ukraine Hryvnia	1%	—
Mexican Peso	—	4%
Turkish Lira	—	2%
Great British Pound	—	1%
	100%	100%

Average Life (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/05	10/31/04

0 < 3 years	2%	3%
3 < 5 years	15%	11%
5 < 10 years	33%	32%
10+ years	50%	54%
	100%	100%

Asset allocation, geographical diversification, currency exposure and average life are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Bonds 93.1%
Argentina 7.1%
Republic of Argentina:
5.83%, 12/31/2033 ARS	11,653,091	3,690,503
7.82%, 12/31/2033 EUR	5,598,405	5,619,362
8.28%, 12/31/2033	4,131,408	3,548,514
(Cost $12,826,849)		12,858,379
Brazil 21.4%
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125% Series 30YR, 4.25%*, 4/15/2024	2,000,000	1,830,000
Floating Rate Note Debt Conversion Bond, LIBOR Plus .875% Series 18YR, 4.313%*, 4/15/2012	5,048,300	4,723,190
8.875%, 10/14/2019 (f)	6,200,000	6,107,000
9.25%, 10/22/2010	1,020,000	1,099,050
10.0%, 8/7/2011	3,100,000	3,448,750
11.0%, 1/11/2012 (f)	5,630,000	6,516,725
11.0%, 8/17/2040	7,880,000	8,928,040
14.5%, 10/15/2009 (f)	4,630,000	5,903,250
(Cost $37,286,569)		38,556,005
Bulgaria 0.7%
Republic of Bulgaria, 8.25%, 1/15/2015 (Cost $1,218,318)	1,040,000	1,287,104
Colombia 2.7%
Republic of Colombia:
10.75%, 1/15/2013	3,600,000	4,080,600
12.0%, 10/22/2015 COP	2,108,000,000	870,286
(Cost $4,999,660)		4,950,886
Dominican Republic 2.3%
Dominican Republic:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, 3.5%*, 8/30/2024	500,000	430,000
9.04%, 1/23/2013	1,580,000	1,449,650
9.5%, 9/27/2006	2,390,000	2,348,175
(Cost $3,642,079)		4,227,825
Indonesia 2.1%
Republic of Indonesia, Series REGS, 7.25%, 4/20/2015 (Cost $3,809,513)	3,890,000	3,744,125
Malaysia 2.1%
Government of Malaysia, Series 4/04, 4.032%, 9/15/2009 (Cost $3,667,555) MYR	13,700,000	3,719,550
Mexico 9.3%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	35,700,000	2,447,983
Series M-20, 10.0%, 12/5/2024 MXN	35,260,000	2,909,284
Pemex Project Funding Master Trust:
144A, 8.625%, 12/1/2023	400,000	462,800
9.5%, 9/15/2027	4,400,000	5,469,200
United Mexican States, 8.3%, 8/15/2031	4,600,000	5,387,750
(Cost $17,035,081)		16,677,017
Nigeria 1.8%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020 (Cost $3,326,784)	3,500,000	3,325,000
Peru 1.0%
Republic of Peru, Series INTL, 7.5%, 10/14/2014 (Cost $1,808,474) EUR	1,300,000	1,785,827
Philippines 6.2%
Republic of Philippines:
8.375%, 2/15/2011	700,000	710,500
9.375%, 1/18/2017	6,400,000	6,776,966
9.5%, 2/2/2030 (f)	1,900,000	1,862,000
9.875%, 1/15/2019	1,750,000	1,833,125
(Cost $11,352,474)		11,182,591
Russia 22.2%
Aries Vermogensverwaltung GmbH:
Series B, 7.75%, 10/25/2009 EUR	1,250,000	1,860,995
Series C, 9.6%, 10/25/2014	7,000,000	8,868,370
Russian Federation, Step -up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	11,000,000	11,695,200
11.0%, 7/24/2018	5,600,000	7,996,240
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	5,500,000	5,122,150
Series VII, 3.0%, 5/14/2011	5,300,000	4,531,500
(Cost $38,043,586)		40,074,455
Turkey 2.9%
Republic of Turkey:
15.0%, 2/10/2010 (f) TRY	7,300,000	5,141,215
20.0%, 10/17/2007 TRY	51	38
(Cost $5,650,342)		5,141,253
Ukraine 4.6%
Government of Ukraine, 7.65%, 6/11/2013 (Cost $8,296,750)	7,700,000	8,267,490
United States 0.5%
US Treasury Bond, 7.5%, 11/15/2016 (Cost $903,055)	700,000	899,172
Venezuela 6.2%
Republic of Venezuela:
Floating Rate Note Debt LIBOR plus 1.00%, 4.15%*, 4/20/2011	2,290,000	2,038,100
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,250,000	1,245,313
9.25%, 9/15/2027	5,200,000	5,124,600
10.75%, 9/19/2013	2,510,000	2,804,925
(Cost $11,206,763)		11,212,938
Total Bonds (Cost $165,073,852)		167,909,617

Loan Participation 1.2%
Algeria 1.2%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.003%*, 3/4/2010 (Cost $2,162,562)	2,237,500	2,220,719
	Shares	Value ($)

Securities Lending Collateral 10.9%
Scudder Daily Assets Fund Institutional, 2.94% (d) (e) (Cost $19,591,250)	19,591,250	19,591,250

Cash Equivalents 6.7%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $12,163,359)	12,163,359	12,163,359
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $198,991,023) (a)	111.9	201,884,945
Other Assets and Liabilities, Net	(11.9)	(21,414,447)
Net Assets	100.0	180,470,498

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2005.

(a) The cost for federal income tax purposes was $198,996,365. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $2,888,580. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,821,265 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,932,685.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $18,021,184, which is 10.0% of total net assets.

Currency Abbreviations
ARS	Argentine Peso	MXN	Mexican Peso
COP	Colombian Peso	MYR	Malaysian Ringgit
EUR	Euro	TRY	New Turkish Lira
GBP	Great British Pound

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $167,236,414) — including $18,021,184 of securities loaned	$ 170,130,336
Investment in Scudder Daily Assets Fund Institutional (cost $19,591,250)*	19,591,250
Investment in Scudder Cash Management QP Trust, (cost $12,163,359)	12,163,359
Total investments in securities, at value (cost $198,991,023)	201,884,945
Foreign currency, at value (cost $336,938)	335,976
Receivable for investments sold	18,028,655
Interest receivable	2,852,900
Receivable for Fund shares sold	86,232
Unrealized appreciation on forward foreign currency exchange contracts	451,699
Other assets	21,543
Total assets	223,661,950
Liabilities
Payable for investments purchased	23,314,406
Payable upon return of securities loaned	19,591,250
Payable for Fund shares redeemed	31,377
Unrealized depreciation on forward foreign currency exchange contracts	46,651
Accrued management fee	122,389
Other accrued expenses and payables	85,379
Total liabilities	43,191,452
Net assets, at value	$ 180,470,498
Net Assets
Net assets consist of: Undistributed net investment income	672,490
Net unrealized appreciation (depreciation) on: Investments	2,893,922
Foreign currency related transactions	534,197
Accumulated net realized gain (loss)	(59,459,466)
Paid-in capital	235,829,355
Net assets, at value	$ 180,470,498

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($6,574,572 ÷ 619,479 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.61
Maximum offering price per share (100 ÷ 95.5 of $10.61)	$ 11.11

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,132,016 ÷ 200,138 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 10.65

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,081,845 ÷ 289,839 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 10.63
Class AARP Net Asset Value, offering and redemption price(a) per share ($24,150,171 ÷ 2,271,769 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.63
Class S Net Asset Value, offering and redemption price(a) per share ($144,531,894 ÷ 13,607,195 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.62

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Interest	$ 5,997,707
Interest — Scudder Cash Management QP Trust	93,756
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	17,410
Total Income	6,108,873
Expenses: Management fee	917,348
Services to shareholders	144,870
Custodian and accounting fees	114,216
Distribution service fees	42,827
Auditing	36,663
Legal	6,221
Directors' fees and expenses	2,728
Reports to shareholders	7,117
Registration fees	16,354
Other	7,471
Total expenses, before expense reductions	1,295,815
Expense reductions	(53,256)
Total expenses, after expense reductions	1,242,559
Net investment income	4,866,314
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	12,893,977
Foreign currency related transactions	(1,164,659)
11,729,318
Net unrealized appreciation (depreciation) during the period on: Investments	(7,924,528)
Foreign currency related transactions	726,760
(7,197,768)
Net gain (loss) on investment transactions	4,531,550
Net increase (decrease) in net assets resulting from operations	$ 9,397,864

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income	$ 4,866,314	$ 9,286,632
Net realized gain (loss) on investment transactions	11,729,318	6,646,077
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,197,768)	6,726,911
Net increase (decrease) in net assets resulting from operations	9,397,864	22,659,620
Distributions to shareholders from: Net investment income: Class A	(157,462)	(366,601)
Class B	(41,703)	(87,407)
Class C	(104,514)	(178,714)
Class AARP	(571,086)	(1,095,716)
Class S	(3,565,997)	(7,336,139)
Fund share transactions: Proceeds from shares sold	23,832,166	48,354,634
Reinvestment of distributions	3,819,399	7,691,473
Cost of shares redeemed	(31,767,854)	(56,107,007)
Redemption fees	14,865	—
Net increase (decrease) in net assets from Fund share transactions	(4,101,424)	(60,900)
Increase (decrease) in net assets	855,678	13,534,143
Net assets at beginning of period	179,614,820	166,080,677
Net assets at end of period (including undistributed net investment income of $672,490 and $246,938, respectively)	$ 180,470,498	$ 179,614,820

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 9.53	$ 7.74	$ 7.35	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.27	.51	.54	.63	.29
Net realized and unrealized gain (loss) on investment transactions	.26	.79	1.83	.45	(.72)
Total from investment operations	.53	1.30	2.37	1.08	(.43)
Less distributions from: Net investment income	(.25)	(.50)	(.58)	(.69)	(.40)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.61	$ 10.33	$ 9.53	$ 7.74	$ 7.35
Total Return (%)[e]	5.14f**	14.01[f]	31.53[f]	15.26	(5.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	4.500		.012
Ratio of expenses before expense reductions (%)	1.63*	1.82	1.86	1.93	1.93*
Ratio of expenses after expense reductions (%)	1.55*	1.54	1.84	1.93	1.93*
Ratio of net investment income (%)	5.11*	5.19	6.13	8.01	10.25*
Portfolio turnover rate (%)	281*	236	327	734	685

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.12% to 8.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.36	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.23	.44	.46	.57	.27
Net realized and unrealized gain (loss) on investment transactions	.27	.79	1.83	.45	(.71)
Total from investment operations	.50	1.23	2.29	1.02	(.44)
Less distributions from: Net investment income	(.21)	(.42)	(.50)	(.63)	(.37)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.65	$ 10.36	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[e]	4.73f**	13.25[f]	30.23[f]	14.44	(5.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2.532		.004
Ratio of expenses before expense reductions (%)	2.52*	2.73	2.72	2.74	2.73*
Ratio of expenses after expense reductions (%)	2.29*	2.31	2.69	2.74	2.73*
Ratio of net investment income (%)	4.37*	4.42	5.28	7.20	9.45*
Portfolio turnover rate (%)	281*	236	327	734	685

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.31% to 7.20%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.23	.44	.47	.57	.27
Net realized and unrealized gain (loss) on investment transactions	.26	.78	1.83	.45	(.71)
Total from investment operations	.49	1.22	2.30	1.02	(.44)
Less distributions from: Net investment income	(.21)	(.42)	(.51)	(.63)	(.37)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.63	$ 10.35	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[e]	4.75**	13.16[f]	30.13[f]	14.47	(5.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	7.723		.085	.001
Ratio of expenses before expense reductions (%)	2.29*	2.46	2.69	2.71	2.70*
Ratio of expenses after expense reductions (%)	2.29*	2.31	2.68	2.71	2.70*
Ratio of net investment income (%)	4.37*	4.42	5.29	7.23	9.48*
Portfolio turnover rate (%)	281*	236	327	734	685

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.34% to 7.23%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 9.54	$ 7.75	$ 7.37	$ 7.89	$ 8.01
Income (loss) from investment operations: Net investment income[d]	.28	.54	.56	.65	.84	.05
Net realized and unrealized gain (loss) on investment transactions	.27	.78	1.83	.44	(.42)	(.17)
Total from investment operations	.55	1.32	2.39	1.09	.42	(.12)
Less distributions from: Net investment income	(.26)	(.52)	(.60)	(.71)	(.94)	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 10.63	$ 10.34	$ 9.54	$ 7.75	$ 7.37	$ 7.89
Total Return (%)	5.18e**	14.46[e]	31.53[e]	15.56	5.23	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	21	19	8	5.42
Ratio of expenses before expense reductions (%)	1.44*	1.57	1.66	1.66	1.67	1.65*
Ratio of expenses after expense reductions (%)	1.31*	1.27	1.63	1.66	1.67	1.65*
Ratio of net investment income (%)	5.35*	5.46	6.34	8.28	10.72	7.45*
Portfolio turnover rate (%)	281*	236	327	734	685	338

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[d] Based on average shares outstanding during the period.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 9.53	$ 7.74	$ 7.36	$ 7.89	$ 7.46
Income (loss) from investment operations: Net investment income[c]	.28	.54	.57	.65	.84	.83
Net realized and unrealized gain (loss) on investment transactions	.27	.78	1.82	.44	(.42)	.31
Total from investment operations	.55	1.32	2.39	1.09	.42	1.14
Less distributions from: Net investment income	(.26)	(.52)	(.60)	(.71)	(.95)	(.71)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 10.62	$ 10.33	$ 9.53	$ 7.74	$ 7.36	$ 7.89
Total Return (%)	5.17d**	14.36[d]	31.71[d]	15.41	5.40	15.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	142	140	116	116	139
Ratio of expenses before expense reductions (%)	1.35*	1.61	1.66	1.66	1.67	1.72[e]
Ratio of expenses after expense reductions (%)	1.31*	1.29	1.63	1.66	1.67	1.71[e]
Ratio of net investment income (%)	5.35*	5.44	6.34	8.28	10.72	10.50
Portfolio turnover rate (%)	281*	236	327	734	685	338

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.67%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $71,141,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($4,549,000), October 31, 2007 ($54,248,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $246,425,776 and $257,382,699, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Effective November 1, 2004 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend- paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 5,093	$ 2,859	$ —
Class B	2,767	2,345	—
Class C	2,046	—	—
Class AARP	26,647	15,363	—
Class S	80,899	30,774	—
	$ 117,452	$ 51,341	$ —

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $71,501, of which $17,248 is unpaid at April 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 7,980	$ 1,318
Class C	17,862	1,696
	$ 25,842	$ 3,014

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 8,678	$ 4,450.24%
Class B	2,490	706.23%
Class C	5,817	1,578.24%
	$ 16,985	$ 6,734

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $7,829.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $4,785 and $407, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended April 30, 2005, SDI received $2,659.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premium paid by the Fund. The amounts for 2002 and 2003 were $44 and $56, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $1,915, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under this agreement.

G. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

H. Forward Foreign Currency Exchange Contracts

As of April 30, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	6,147,000	USD	8,064,249	7/28/2005	133,276
MXN	19,086,750	USD	1,700,000	7/28/2005	2,831
MXN	38,620,000	USD	3,438,237	7/28/2005	4,198
TRY	6,918,000	USD	4,937,902	7/28/2005	116,884
GBP	400,000	USD	763,328	7/28/2005	3,518
USD	1,500,000	UAH	8,400,000	9/15/2005	190,992
Total unrealized appreciation					451,699
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
USD	1,800,000	ARS	5,209,200	8/26/2005	(18,955)
ARS	5,209,200	USD	1,753,349	8/26/2005	(27,696)
Total unrealized depreciation					(46,651)
Currency Abbreviations
ARS	Argentinean Peso	TRY	New Turkish Lira
EUR	Euro	USD	US Dollar
GBP	Great Britain Pound	UAH	Ukraine Hryvnia
MXN	Mexican Peso

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	439,036	$ 4,720,753	1,395,629	$ 13,941,605
Class B	44,178	473,069	131,262	1,298,994
Class C	206,276	2,191,180	919,651	8,957,671
Class AARP	475,891	5,100,840	872,820	8,642,154
Class S	1,057,942	11,346,324	1,586,400	15,514,210
		$ 23,832,166		$ 48,354,634
Shares issued to shareholders in reinvestment of distributions
Class A	13,862	$ 145,276	33,539	$ 332,644
Class B	2,406	25,319	5,573	54,969
Class C	9,088	95,909	13,675	133,606
Class AARP	45,006	471,896	91,299	896,656
Class S	293,857	3,080,999	639,260	6,273,598
		$ 3,819,399		$ 7,691,473
Shares redeemed
Class A	(559,350)	$ (6,017,969)	(1,141,347)	$ (11,302,307)
Class B	(44,208)	(473,945)	(127,611)	(1,242,397)
Class C	(584,539)	(6,208,123)	(350,057)	(3,467,217)
Class AARP	(308,644)	(3,292,316)	(890,719)	(8,644,835)
Class S	(1,479,706)	(15,775,501)	(3,224,341)	(31,450,251)
		$ (31,767,854)		$ (56,107,007)
Redemption fees		$ 14,865		$ —
Net increase (decrease)
Class A	(106,452)	$ (1,138,627)	287,821	$ 2,971,942
Class B	2,376	24,542	9,224	111,566
Class C	(369,175)	(3,921,031)	583,269	5,624,060
Class AARP	212,253	2,281,768	73,400	893,975
Class S	(127,907)	(1,348,076)	(998,681)	(9,662,443)
		$ (4,101,424)		$ (60,900)

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZEAX	SZEBX	SZECX
CUSIP Number	378947-816	378947-790	378947-782
Fund Number	476	676	776

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMKX	SCEMX
Fund Number	176	076
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Income Fund, a
                                    series of Global/International Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Income Fund, a
                                    series of Global/International Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 30, 2005